PREMIER MULTI-SERIES VIT

Supplement Dated January 29, 2020

to the Prospectus for Premier Multi-Series VIT,

Dated May 1, 2019 (as supplemented thereafter)

Disclosure Relating to RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Fund”)

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Management of the Portfolio — Portfolio Managers” is hereby revised and restated in its entirety as follows:

Portfolio Managers

Claudio Marsala, portfolio manager and director, has managed the Portfolio since its inception in 2015.

Ryan Chin, CFA, portfolio manager and vice president, has managed the Portfolio since 2018.

The information relating to the Fund contained in the table in the subsection “Management of the Portfolio — Investment Manager” in the Prospectus is hereby deleted and replaced with the following:

Portfolio	Portfolio Manager	Since	Recent Professional Experience
RCM Dynamic Multi-Asset Plus VIT Portfolio	Claudio Marsala	2015 (Inception)	Mr. Marsala is a portfolio manager and a director with Allianz Global Investors, which he joined in 2001. As the head of the Multi Asset Total Return and Alternatives team, he manages multi asset mandates for retail and institutional clients. Mr. Marsala previously led the quantitative efforts of the firm’s Multi Asset team in Italy. Before that, he worked in risk management. Mr. Marsala has 17 years of investment industry experience. Mr. Marsala has a degree in economics and financial markets from the University of Pisa in Italy and a master’s degree in quantitative finance from the University of Turin.

	Ryan Chin, CFA	2018	Mr. Chin is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2015. As a member of the Multi Asset US team, he focuses on the firm’s dynamic multi-asset strategies. Mr. Chin has 17 years of investment industry experience. He was previously a government bond trader and a fixed-income derivatives trader in charge of US interest rate swaps in the US at Scotiabank. Mr. Chin has a B.B.A. in finance and accounting, first class honors, from Simon Fraser University, British Columbia, Canada.

Please retain this Supplement for future reference